Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual employee option grants in the last quarter of each fiscal year, which grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter. The Company’s typical practice is to grant annual employee stock options on the same day in which the options are approved. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Because the Compensation Committee has a practice of generally granting stock options within the last quarter of the fiscal year, the Compensation Committee generally does not take material non-public information (“MNPI”) into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Award Timing Method	the Company has granted new-hire option awards on or soon after a new hire’semployment start date and annual employee option grants in the last quarter of each fiscal year, which grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false